                            RESERVE TAX-EXEMPT TRUST:
           CONNECTICUT TAX-EXEMPT FUND, MASSACHUSETTS TAX-EXEMPT FUND,
                 OHIO TAX-EXEMPT FUND, VIRGINIA TAX-EXEMPT FUND

                     Supplement Dated, June 10, 2004, to the
                        Prospectus Dated August 11, 2003

The paragraph in the section "Your Account - How to Buy Shares" entitled "Share
Price: Net Asset Value" which appears on page 10 of the Prospectus is amended as follows:

The sentences "However, NAV is not calculated and purchase orders are not accepted on days the New York Stock Exchange ("NYSE") is closed except Good Friday. In addition, NAV is not calculated and purchase orders are not accepted on Columbus Day and Veterans Day when banks are closed." are deleted and replaced by the following:

     Generally the NAV is not calculated and purchase and redemption orders are not accepted on Columbus Day and Veterans Day and on days the New York Stock Exchange ("NYSE") is closed, except Good Friday,. However, the NAV may be calculated and purchase and redemption orders accepted on such days if RMCI determines it is in the shareholders' interest to do so.